Blue Sphere Corporation 8-K/A

Exhibit 10.3

BLUE SPHERE CORPORATION

WARRANT

THIS WARRANT AND THE SECURITIES ISSUABLE UPON ITS EXERCISE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT’), OR QUALIFIED UNDER APPLICABLE STATE SECURITIES LAWS AND MAY ONLY BE ACQUIRED FOR INVESTMENT PURPOSES ONLY AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF. THIS WARRANT AND THE SECURITIES ISSUABLE UPON ITS EXERCISE MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THIS WARRANT OR SUCH SECURITIES UNDER THE ACT AND QUALIFICATION UNDER APPLICABLE STATE LAW WITHOUT AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION AND QUALIFICATION ARE NOT REQUIRED UNDER THE ACT OR RECEIPT OF A NO-ACTION LETTER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “SEC”).

WARRANT NUMBER:	W-MAR-2018-___
ISSUANCE DATE:	March 3, 2018

FOR VALUE RECEIVED, BLUE SPHERE CORPORATION, as of March 3, 2018 (the “Issuance Date”) a Nevada corporation (the “Company”), hereby certifies that [________________], or its registered assigns (the “Warrant Holder”), is entitled, subject to the terms set forth below, to purchase from the Company [pro rata of 227,272] shares (the “Warrant Shares”) of the Company’s common stock, $0.001 par value per share (the “Common Stock”), exercisable at price per share of $1.60 per share (the “Exercise Price”). This Warrant may be exercised any time after issuance through and including the fifth (5th) anniversary of the Issuance Date (the “Expiration Date”), subject to the following terms and conditions set out in this Warrant.

1.          Registration of Warrant. The Company shall register this Warrant upon records to be maintained by the Company for that purpose (the “Warrant Register”), in the name of the record Warrant Holder hereof from time to time. The Company may deem and treat the registered Warrant Holder of this Warrant as the absolute owner hereof for the purpose of any exercise hereof or any distribution to the Warrant Holder, and for all other purposes, and the Company shall not be affected by notice to the contrary.

2.          Investment Representation. The Warrant Holder by accepting this Warrant represents that the Warrant Holder is acquiring this Warrant for its own account or the account of an affiliate for investment purposes and not with the view to any offering or distribution and that the Warrant Holder will not sell or otherwise dispose of this Warrant or the underlying Warrant Shares in violation of applicable securities laws. The Warrant Holder acknowledges that the certificates representing any Warrant Shares will bear a legend indicating that they have not been registered under the Act and may not be sold by the Warrant Holder except pursuant to an effective registration statement or pursuant to an exemption from registration requirements of the Act and in accordance with federal and state securities laws. If this Warrant was acquired by the Warrant Holder pursuant to the exemption from the registration requirements of the Act afforded by Regulation S thereunder, the Warrant Holder acknowledges and covenants that this Warrant may not be exercised by or on behalf of a Person during the one year distribution compliance period (as defined in Regulation S) following the date hereof. “Person” means an individual, partnership, firm, limited liability company, trust, joint venture, association, corporation, or any other legal entity.

3.         Validity of Warrant and Issue of Shares. The Company represents and warrants that this Warrant has been duly authorized and validly issued and warrants and agrees that all of Common Stock that may be issued upon the exercise of the rights represented by this Warrant will, when issued upon such exercise, be duly authorized, validly issued, fully paid and nonassessable and free from all taxes, liens and charges with respect to the issue thereof. The Company further warrants and agrees that during the period within which the rights represented by this Warrant may be exercised, the Company will at all times have authorized and reserved a sufficient number of Common Stock to provide for the exercise of the rights represented by this Warrant.

4.         Registration of Transfers and Exchange of Warrants.

(a)          Subject to compliance with the legend set forth on the face of this Warrant, the Company shall register the transfer of any portion of this Warrant in the Warrant Register, upon surrender of this Warrant with the Form of Assignment attached hereto duly completed and signed, to the Company at the office specified in or pursuant to Section 10. Upon any such registration or transfer, a new warrant to purchase Common Stock, in substantially the form of this Warrant (any such new warrant, a “New Warrant”), evidencing the portion of this Warrant so transferred shall be issued to the transferee and a New Warrant evidencing the remaining portion of this Warrant not so transferred, if any, shall be issued to the transferring Warrant Holder. The acceptance of the New Warrant by the transferee thereof shall be deemed the acceptance of such transferee of all of the rights and obligations of a Warrant Holder of a Warrant.

(b)         This Warrant is exchangeable, upon the surrender hereof by the Warrant Holder to the office of the Company specified in or pursuant to Section 10 for one or more New Warrants, evidencing in the aggregate the right to purchase the number of Warrant Shares which may then be purchased hereunder. Any such New Warrant will be dated the date of such exchange.

5.         Exercise of Warrants.

(a)          This Warrant shall be exercisable at any time and from time to time from and after the Issuance Date and through and including the Expiration Date, for such number of Warrant Shares as is indicated in the form of Election to Purchase, which is attached hereto and incorporated herein as Exhibit A. If less than all of the Warrant Shares which may be purchased under this Warrant are exercised at any time, the Company shall issue or cause to be issued, at its expense, a New Warrant evidencing the right to purchase the remaining number of Warrant Shares for which no exercise has been evidenced by this Warrant. At 5:00 P.M., New York time on the Expiration Date, the portion of this Warrant not exercised prior thereto shall be and become void and of no value.

(b)          Exercise of this Warrant shall be made upon surrender of this Warrant with an Election to Purchase in the form attached hereto (or attached to such New Warrant), duly completed and signed to the Company, at its address set forth in Section 10.

(c)          A “Date of Exercise” means the date on which the Company shall have received (i) this Warrant (or any New Warrant, as applicable), with an Election to Purchase in the form attached hereto (or attached to such New Warrant), appropriately completed and duly signed, and (ii) payment of the Exercise Price for the number of Warrant Shares so indicated by the Warrant Holder to be purchased, as set forth herein.

(d)          Payment upon exercise may be made at the written option of the Warrant Holder either by cashless exercise, as set forth in Section 6, or in cash, wire transfer or by certified or official bank check payable to the order of the Company equal to the applicable aggregate purchase price, for the number of Warrant Shares specified in the Election to Purchase (as such exercise number shall be adjusted to reflect any adjustment in the total number of Warrant Shares issuable to the Warrant Holder per the terms of this Warrant) and the Warrant Holder shall thereupon be entitled to receive the number of duly authorized, validly issued, fully-paid and non-assessable Warrant Shares determined as provided herein.

(e)          The Company shall promptly, but in no event later than ten (10) business days after the Date of Exercise as defined herein, issue or cause to be issued and cause to be delivered to or upon the written order of the Warrant Holder and in such name or names as the Warrant Holder may designate (subject to the restrictions on transfer described in the legend set forth on the face of this Warrant), a certificate for the Warrant Shares issuable upon such exercise, with such restrictive legend as required by the Act, as applicable. Any person so designated by the Warrant Holder to receive Warrant Shares shall be deemed to have become holder of record of such Warrant Shares as of the Date of Exercise of this Warrant.

6.         Cashless Exercise.

(a)          If at any time prior to the Expiration Date there is not an effective registration statement on file with the SEC covering the resale of the Warrant Shares by the Warrant Holder, then at such time this Warrant may also be exercised by means of a cashless exercise. In such event, the Holder shall surrender this Warrant to the Company, together with a notice of cashless exercise, and the Company shall issue to the Holder the number of Warrant Shares determined as follows:

X = Y (A-B)/A

where:

X	=	The number of Warrant Shares to be issued to the Holder.

Y	=	The number of Warrant Shares with respect to which this Warrant is being exercised.

A	=	The average closing bid price of the Common Stock for the five (5) trading days immediately prior to the Date of Exercise.

B	=	The Exercise Price.

(b)          For purposes of Rule 144 of the Act, it is intended, understood and acknowledged that the Warrant Shares issued in a cashless exercise transaction shall be deemed to have been acquired by the Warrant Holder, and the holding period for the Warrant Shares shall be deemed to have been commenced, on the issue date. Notwithstanding anything in this Warrant to the contrary, the Warrant Holder is limited in the amount of this Warrant it may exercise.

7.         Fractional Shares. The Company shall not be required to issue or cause to be issued fractional Warrant Shares on the exercise of this Warrant. The number of full Warrant Shares that shall be issuable upon the exercise of this Warrant shall be computed on the basis of the aggregate number of Warrants Shares purchasable on exercise of this Warrant so presented. If any fraction of a Warrant Share would, except for the provisions of this Section 7, be issuable on the exercise of this Warrant, the Company shall, at its option, (i) pay an amount in cash equal to the Exercise Price multiplied by such fraction or (ii) round the number of Warrant Shares issuable, up to the next whole number.

8.         Exercise Price Adjustments. The Exercise Price and number of Warrant Shares issuable upon exercise of this Warrant are subject to adjustment from time to time as set forth in this Section 8. If, at any time while this Warrant is outstanding, the Company shall issue or cause to be issued rights or warrants to acquire or otherwise sell or distribute shares of Common Stock for a consideration per share less than the Exercise Price then, forthwith upon such issue or sale, the Exercise Price shall be reduced to the price (calculated to the nearest one hundredth of a cent) determined by multiplying the Exercise Price in effect immediately prior thereto by a fraction, the numerator of which shall be the sum of (i) the number of shares of Common Stock outstanding immediately prior to such issuance, and (ii) the number of shares of Common Stock which the aggregate consideration received (or to be received, assuming exercise or conversion in full of such rights, warrants and convertible securities) for the issuance of such additional shares of Common Stock would purchase at such Exercise Price, and the denominator of which shall be the sum of the number of shares of Common Stock outstanding immediately after the issuance of such additional shares.

9.         No Registration; Compliance with Reporting Requirements. The Company shall take all actions, including timely filing all reports and other documents with the SEC, necessary for the Warrant Holder to, and will refrain from taking any actions which would prevent the Warrant Holder from being able to, sell or transfer the Warrant Shares (a) obtained by means of a cashless exercise pursuant to Section 9 within six (6) months following the Issuance Date or (b) otherwise obtained by exercise of this Warrant within six (6) months following the Date of Exercise.

10.       Notice. All notices, requests, demands, claims and other communications hereunder shall be in writing and shall be delivered by certified or registered mail (first class postage pre-paid), guaranteed overnight delivery, or facsimile transmission if such transmission is confirmed by delivery by certified or registered mail (first class postage pre-paid) or guaranteed overnight delivery, to the following addresses (or to such other addresses which such party shall subsequently designate in writing to the other party):

(a)          If to the Company:

Blue Sphere Corporation

301 McCullough Drive, 4th Floor

Charlotte, North Carolina 28262

Attention: Shlomi Palas

with a copy to:

Thompson Hine LLP

335 Madison Avenue, 12th Floor

New York, NY 10017

Attention: Peter J. Gennuso, Esq.

(b)          If to the Warrant Holder, to the address set forth for notice in the Subscription Agreement, dated as of the date hereof, between the Warrant Holder and the Company.

11.       Miscellaneous.

(a)          This Warrant shall be binding on and inure to the benefit of the parties hereto and their respective successors and permitted assigns. This Warrant may be amended only in writing and signed by the Company and the Warrant Holder.

(b)          Nothing in this Warrant shall be construed to give to any person or corporation other than the Company and the Warrant Holder any legal or equitable right, remedy or cause of action under this Warrant; this Warrant shall be for the sole and exclusive benefit of the Company and the Warrant Holder.

(c)          This Warrant shall not be transferable by the Warrant Holder and shall be exercisable only by the Warrant Holder. Without the prior written consent of the Company, the Warrant shall not be assigned, pledged or hypothecated in any way (whether by operation of law or otherwise) and shall not be subject to execution, attachment or similar process. Any attempted transfer, assignment, pledge, hypothecation or other disposition of the Warrant or of any rights granted hereunder contrary to the provisions of this section, or the levy of any attachment or similar process upon the Warrant or such rights, shall be null and void.

(d)          The headings herein are for convenience only, do not constitute a part of this Warrant and shall not be deemed to limit or affect any of the provisions hereof.

(e)          In case any one or more of the provisions of this Warrant shall be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Warrant shall not in any way be affected or impaired thereby and the parties will attempt in good faith to agree upon a valid and enforceable provision which shall be a commercially reasonably substitute therefore, and upon so agreeing, shall incorporate such substitute provision in this Warrant.

(f)          The Warrant Holder shall not, by virtue hereof, be entitled to any voting or other rights of a shareholder of the Company, either at law or equity, and the rights of the Warrant Holder are limited to those expressed in this Warrant.

(g)          This Warrant shall be governed by and construed in accordance with the laws of the State of Nevada without regard to principles of conflicts of laws.

(h)          The Company and the Warrant Holder shall submit all disputes arising under this Warrant to arbitration in New York, New York before a single arbitrator of the American Arbitration Association (the “AAA”). The arbitrator shall be selected by application of the rules of the AAA, or by mutual agreement of the parties, except that such arbitrator shall be an attorney admitted to practice law in the State of New York. No party hereto will challenge the jurisdiction or venue provisions as provided in this section. Nothing in this section shall limit the Warrant Holder’s right to obtain an injunction for a breach of this Agreement from a court of law. Any injunction obtained shall remain in full force and effect until the arbitrator fully adjudicates the dispute.

[Signature Page Follows]

IN WITNESS WHEREOF, the Company and Holder have caused this Warrant to be duly executed by the authorized officer as of the date first above stated.

THE COMPANY:

blue sphere corporation

By:	/s/ Shlomi Palas
Name:	Shlomi Palas
Title:	Chief Executive Officer

WARRANT HOLDER:

(entity name, if applicable}

By:
Name:
Title:

[Signature Page to Warrant]

FORM OF ELECTION TO PURCHASE

(To be executed by the Warrant Holder to exercise the right to purchase shares of Common Stock under the foregoing Warrant)

Blue Sphere Corporation

Re: Election to Purchase Shares of Common Stock Under the Warrant

Gentlemen:

In accordance with the Warrant enclosed with this Election to Purchase, the undersigned hereby irrevocably elects to purchase _____________ shares of Common Stock of Blue Sphere Corporation at an Exercise Price of $1.60, and encloses herewith $____________ in cash, certified or official bank check(s), which sum represents the aggregate price for the number of shares of Common Stock to which this Election to Purchase relates, together with any applicable taxes payable by the undersigned pursuant to the Warrant. Any capitalized terms used but not defined in this Election to Purchase shall have the meaning ascribed to them in the accompanying Warrant.

The undersigned requests that certificates for the shares of Common Stock issuable upon this exercise be issued in the name of:

Name:
Taxpayer ID:
Address:

If the number of shares of Common Stock issuable upon this exercise shall not be all of the shares of Common Stock which the undersigned is entitled to purchase in accordance with the enclosed Warrant, the undersigned requests that a New Warrant evidencing the right to purchase the shares of Common Stock not issuable pursuant to the exercise evidenced hereby be issued in the name of and delivered to:

Name:
Address:

The undersigned represents and warrants that all offers and sales by the undersigned of the securities issuable upon exercise of the within Warrant shall be made pursuant to registration of the Common Stock under the Securities Act of 1933, as amended (the “Securities Act”), or pursuant to an exemption from registration under the Securities Act.

HOLDER:

Name:

By:
Title:
Dated:	_______________, _______

(Signature must conform in all respects to name of Holder as specified on the face of the Warrant)